Exhibit 24

                                                              FORM 10-K FOR 1999
                                                              ------------------


                                POWER OF ATTORNEY
                                -----------------


      KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned officers and directors of ARCH CHEMICALS, INC., a Virginia corporation (the "Corporation"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, a Form 10-K of the Corporation for the fiscal year ended December 31, 1999, hereby constitutes and appoints Louis S. Massimo, Sarah A. O'Connor and Joseph P. Lacerenza the undersigned's true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact and agent, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign said Form 10-K and any and all amendments thereto, and to file said Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in exercise of any of the rights and powers herein granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 18th day of February 2000.

                                  (L.S.)                                  (L.S.)
----------------------------------       ---------------------------------
Michael E. Campbell                      H. William Lichtenberger
Chairman of the Board,                   Director
Chief Executive Officer
  and Director


/S/RICHARD E. CAVANAGH            (L.S.)                                  (L.S.)
----------------------------------       ---------------------------------
Richard E. Cavanagh                      Michael O. Magdol
Director                                 Director


/S/JOHN W. JOHNSTONE, JR.         (L.S.)                                  (L.S.)
----------------------------------       ---------------------------------
John W. Johnstone, Jr.                   John P. Schaefer
Director                                 Director


                                  (L.S.)                                  (L.S.)
----------------------------------       ---------------------------------
Jack D. Kuehler                          Louis S. Massimo
Director                                 Vice President and
                                         Chief Financial Officer
                                         (Principal Financial Officer)


                                                                          (L.S.)
                                         ---------------------------------
                                         Steven C. Giuliano
                                         Controller (Principal
                                           Accounting Officer)



                                            Power of Attorney for 1999 Form 10-K